Exhibit 10.2

THIRD AMENDMENT TO SHAREHOLDERS AGREEMENT

This THIRD AMENDMENT, dated and effective as of August 31, 2016 (this “Amendment”), to that certain Shareholders Agreement, dated as of January 28, 2014, by and among Santander Consumer USA Holdings Inc. (the “Company”), Santander Holdings USA, Inc., DDFS LLC, Thomas G. Dundon, Sponsor Auto Finance Holdings Series LP, and, solely for the certain sections set forth therein, Banco Santander, S.A., as amended by the First Amendment to Shareholders Agreement dated as of May 20, 2015 and by the Second Amendment to Shareholders Agreement (the “Second Amendment”), dated as of July 2, 2015 (collectively, the “Shareholders Agreement”), is entered into by and between the parties set forth on the signature page to this Amendment (each (other than the Company), a “Shareholder” and, collectively, the “Shareholders”) and the Company. All capitalized terms that are not otherwise defined herein shall have the meaning set forth in the Shareholders Agreement.

WHEREAS, in connection with that certain Separation Agreement, dated July 2, 2015, by and among the Company, Santander Consumer USA Inc., Banco Santander, S.A., Santander Holdings USA, Inc., DDFS LLC, and Thomas G. Dundon (the “Letter”), certain of the shareholders agreed to receive certain rights and undertake certain obligations in connection with, among other things, the Shareholders Agreement;

WHEREAS, the Shareholders and the Company now wish to amend the Shareholders Agreement as set forth herein; and

WHEREAS, Section 8.1 of the Shareholders Agreement provides that the provisions of the Shareholders Agreement may not be amended without the prior written consent of the Company and the Shareholders;

NOW THEREOFRE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.	Amendment to Section 1.1. Section 1 of the Second Amendment is amended by and restated in its entirety to read: “[Reserved.]”. As a consequence, following the execution of this Amendment, the definition of the term “Average Stock Price” set forth in Section 1.1 of the Shareholders Agreement shall be identical to the definition of such term at the time of the original execution of the Shareholders Agreement. For the avoidance of doubt, the definition of such term following the execution of this Amendment shall be the following:

means the arithmetic mean of the daily VWAP for the Common Stock for each of the ten consecutive complete Trading Days ending on (and including) the day that is the Trading Day immediately prior to the date of the Employment Put Option Notice, the date of the Employment Call Option Notice, the date of the Loan Call Option Notice or any other date of determination, as applicable.

2.	Other Amendments. In the event of any inconsistency between this Amendment and the Letter, this Amendment will control.

3.	Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the conflicts of law principles of such state.

4.	Counterparts. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The Shareholders and the Company hereby acknowledge and agree that signatures delivered by facsimile or electronic means (including by “pdf”) shall be deemed effective for all purposes.

5.	No Other Amendment. Except as expressly amended hereby, the Shareholders Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

SANTANDER CONSUMER USA HOLDINGS INC.

By:	/s/ Ismail Dawood
Name: Ismail Dawood
Title: Chief Financial Officer

SANTANDER HOLDINGS USA, INC.

By:	/s/ Gerard Chamberlain
Name: Gerard Chamberlain
Title: Senior Vice President

BANCO SANTANDER, S.A.

By:	/s/ Javier Maldonado
Name: Javier Maldonado
Title: Senior Executive Vice President

[Signature Page to Third Amendment to Shareholders Agreement]

DDFS LLC

By:	/s/ Thomas G. Dundon
Name: Thomas G. Dundon
Title: Chief Executive Officer

[Signature Page to Third Amendment to Shareholders Agreement]